EXECUTION COPY

WAIVER AND AMENDMENT NO. 1

TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 1 TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 26, 2016 (this “Amendment”), is by and among TUTOR PERINI CORPORATION, a Massachusetts corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and L/C Issuer. Capitalized terms which are used in this Amendment without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrower, the Subsidiaries of the Borrower party thereto as Guarantors (the “Guarantors”), the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of June 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Administrative Agent, the L/C Issuer and the Lenders that Events of Default (the “Specified Defaults”) have occurred pursuant to Section 8.01(b) of the Credit Agreement due to (i) the failure of the Borrower to maintain the Consolidated Leverage Ratio required pursuant to Section 7.11(a) of the Credit Agreement with respect to the fiscal quarter ended December 31, 2015 and (ii) the failure of the Borrower to maintain the Consolidated Fixed Charge Coverage Ratio required pursuant to Section 7.11(b) of the Credit Agreement with respect to the fiscal quarter ended December 31, 2015;

WHEREAS, the Borrower, the Guarantors and the Administrative Agent are parties to that certain Fifth Amended and Restated Security Agreement, dated as of June 5, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, the Borrower has requested that the Administrative Agent, the L/C Issuer and the Lenders waive the Specified Defaults and amend the Credit Agreement and the Security Agreement in certain respects; and

WHEREAS, the Administrative Agent, the L/C Issuer and the Lenders are willing to so waive the Specified Defaults and amend the Credit Agreement and the Security Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the parties hereto agree as follows:

section 1. WAIVER. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent, the L/C Issuer and the Lenders hereby waive the Specified Defaults.

section 2. AmendmentS to CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
2.1 Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions therein in the proper alphabetical location:

“Amendment Fees and Expenses” means (i) fees, costs and expenses paid in cash during the fiscal year ended December 31, 2016 in connection with the First Amendment in an aggregate amount not to exceed $9,000,000 (as such amounts may be amortized during subsequent periods in accordance with GAAP) and (ii) fees paid to the Lenders on the Amendment Effective Date in an aggregate amount not to exceed $3,700,000.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Compliance Date” means the date on which the Borrower shall have delivered a Compliance Certificate pursuant to Section 6.02(b) with respect to the fiscal year ended December 31, 2016 demonstrating compliance with Section 7.11 as of end of such fiscal quarter.

“Consolidated Available Cash” means, as of any date of determination, the aggregate amount of Unrestricted cash and Cash Equivalents held by the Loan Parties as of such date (excluding any cash held by Joint Ventures or the Black business unit). For purposes hereof, “Unrestricted” means, when referring to cash and Cash Equivalents held by the Loan Parties, that such cash and Cash Equivalents (i) do not appear or would not be required to appear as “restricted” on the financial statements of the Loan Parties and (ii) are not subject to a Lien in favor of any Person other than the Administrative Agent or any Lender pursuant to the Loan Documents.

“Consolidated Liquidity” means, as of any date of determination, an amount equal to the sum of (a) Consolidated Available Cash as of such date and (b) the aggregate unused Revolving Credit Commitments as of such date.

“Cumulative Specified Cash Collections” means, with respect to any fiscal quarter of the Borrower, the aggregate amount of Specified Cash Collections with respect to the period from March 1, 2016 through the end of such fiscal quarter.

 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment” means that certain Waiver and Amendment No. 1 to Sixth Amended and Restated Credit Agreement, dated as of the First Amendment Date, among the Company, the Guarantors, the Lenders party thereto, the L/C Issuer and the Administrative Agent.

“First Amendment Date” means February 26, 2016.

“Specified Cash Collections” means the projected cash receipts of the Borrower and its Subsidiaries set forth in the projection of major cash collections delivered by the Borrower to the Administrative Agent in connection with the First Amendment.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

2.2 Section 1.01 of the Credit Agreement is hereby amended to delete therefrom each of the following definitions: “Material Real Estate Asset” and “Mt. Wayte Realty”.
3

The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to delete the table set forth therein and insert therefor the following table:
Applicable Rate for Term Facility and Revolving Credit Facility
Pricing Tier	Consolidated Leverage Ratio	Eurodollar Rate / Letter of Credit Fees (other than Performance Letters of Credit)	Performance Letters of Credit	Base Rate	Commitment Fee
1	Less than 1.00 to 1.00	2.25%	1.125%	1.25%	0.20%
2	Less than 2.00 to 1.00 but greater than or equal to 1.00 to 1.00	2.50%	1.25%	1.50%	0.20%
3	Less than 3.00 to 1.00 but greater than or equal to 2.00 to 1.00	2.75%	1.375%	1.75%	0.25%
4	Less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00	3.00%	1.50%	2.00%	0.30%
5	Less than 4.00 to 1.00 but greater than or equal to 3.50 to 1.00	4.00%	2.00%	3.00%	0.35%
6	Greater than or equal to 4.00 to 1.00	5.00%	2.50%	4.00%	0.40%

Notwithstanding anything to the contrary set forth in the Credit Agreement, the determination of the Applicable Rate for the period from the First Amendment Date through and including the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b) of the Credit Agreement for the period of four consecutive fiscal quarters ending March 31, 2016 shall be Pricing Tier 6.

2.4 The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to (a) delete the word “and” appearing at the end of clause (a)(iii) thereof and insert therefor a comma (“,”) and (b) insert at the end of clause (a) thereof the following new clauses (v) and (vi):

, (v) non-cash losses incurred during the fiscal quarter ended September 30, 2015 in connection with construction of the Brightwater Conveyance System and tunnel sections in Washington State in an aggregate amount not to exceed $23,900,000 and (vi) Amendment Fees and Expenses for such period

2.5 The definition of “Consolidated Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended to insert at the end of clause (a) thereof the following phrase: “(excluding any Amendment Fees and Expenses)”.

2.6 The definition of “Default Rate” in Section 1.01 of the Credit Agreement is hereby amended to replace each occurrence of the figure “2%” with the following figure: “4%”.

2.7 The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended to (a) delete the word “or” appearing at the end of clause (c)(i) thereof and (b) insert immediately following clause (c)(ii) thereof the following new clause (iii): “or (iii) become the subject of a Bail-in Action”.

2.8 The definition of “Excluded Property” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Excluded Property” means, with respect to any Loan Party, (a) unless requested by the Administrative Agent or the Required Lenders (i) any owned or leased real property which is located outside of the United States, (ii) any IP Rights for which a perfected Lien thereon is not effected either by filing of a Uniform Commercial Code financing statement or by appropriate evidence of such Lien being filed in either the United States Copyright Office or the United States Patent and Trademark Office, (iii) any personal property (other than personal property described in clause (a)(ii) above) for which the attachment or perfection of a Lien thereon is not governed by the Uniform Commercial Code; (b) the Equity Interests of any Joint Venture, to the extent a pledge thereof would violate, or require the consent of any counterparty under, the relevant joint venture or similar arrangements; (c) voting Equity Interests of a Foreign Subsidiary in excess of 65% of the voting Equity Interests of such Foreign Subsidiary; (d) any property which, subject to the terms of Section 7.09, is subject to a Lien of the type described in Section 7.01(b),  Section 7.01(i) and Section 7.01(p) pursuant to documents which prohibit such Loan Party from granting any other Liens in such property; and (e) the property shown on Schedule 1.01 subject to a Lien of the type described in Section 7.01(b) and Section 7.01(p).

2.9 The definition of “Interest Payment Date” in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom the phrase “the last Business Day of each March, June, September and December” and insert therefor the following phrase: “(i) the last Business Day of (A) prior to the Compliance Date, each calendar month and (B) from and after the Compliance Date, each March, June, September and December and (ii)”.

2.10 The definition of “Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended to delete therefrom the date “June 5, 2019” and insert therefor the following date: “May 1, 2018”.
2.11 The definition of “Restricted Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Restricted Subsidiary” means (a) any Insignificant Subsidiary and (b) CIS.

2.12 Section 2.05(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(i) (A) If the Borrower or any Subsidiary Disposes of any property (other than any Disposition of any property permitted by Section 7.05(a),  (c) or (d)) that results in the realization by the Borrower or such Subsidiary of Net Cash Proceeds, then the Borrower shall immediately upon receipt thereof by the Borrower or such Subsidiary deliver to the Administrative Agent such Net Cash Proceeds as a prepayment of the Loans to be applied in accordance with Section 2.05(b)(iii) below.

(B)For each fiscal quarter of the Borrower, commencing with the fiscal quarter ending September 30, 2016, if, during the period from delivery of the Compliance Certificate with respect to the preceding fiscal quarter (or, in the case of the fiscal quarter ending September 30, 2016, from July 1, 2016) through the date of delivery of the Compliance Certificate with respect to such fiscal quarter, the Borrower and its Subsidiaries shall receive aggregate cash collections on the Specified Cash Collections greater than 50% of the projected Specified Cash Collections for such fiscal quarter, then the Borrower shall, within five (5) Business Days of delivery of the Compliance Certificate with respect to such fiscal quarter, pay to the Administrative Agent an amount equal to 25% of the projected Specified Cash Collections for such fiscal quarter as a prepayment of the Loans to be applied in accordance with Section 2.05(b)(iii) below.

2.13 Section 2.07(a) of the Credit Agreement is hereby amended to delete from the table therein the following rows:
June 2018	$9,375,000
September 2018	$11,250,000
December 2018	$11,250,000
March 2019	$11,250,000

2.14 Section 2.14(a) of the Credit Agreement is hereby amended to (a) delete from clause (x) thereof the phrase “prior to the Maturity Date for the Revolving Credit Facility” and (b) insert at the end thereof the following sentence: “Notwithstanding anything to the contrary in this

Section 2.14, the Borrower shall not be permitted to request any Incremental Revolving Commitment or Incremental Term Commitment at any time after the First Amendment Date.”

2.15 Section 2.16(a)(iv) of the Credit Agreement is hereby amended to delete therefrom the phrase “No reallocation” and insert therefor the following phrase “Subject to Section 11.20, no reallocation”.

2.16 Section 4.02 of the Credit Agreement is hereby amended to (a) insert immediately following clause (c) thereof the new following clause (d):

(d)After giving effect to such proposed Credit Extension and application of the proceeds thereof, Consolidated Available Cash shall not exceed $30,000,000.

and (b) delete therefrom the phrase “Sections 4.02(a) and (b)” and insert therefor the following phrase: “Sections 4.02(a),  (b) and (d)”.

2.17 Section 5.20 of the Credit Agreement is hereby amended to delete therefrom the following sentence: “Except as otherwise disclosed on Schedule 5.20(a), no Loan Party owns any Material Real Estate Asset.”

2.18 Section 6.01 of the Credit Agreement is hereby amended to (a) delete the period (“.”) appearing at the end of clause (b) thereof and insert therefor the following phrase: “; and” and (b) insert immediately following clause (b) thereof the following new clause (c):

(c)as soon as available, but in any event within thirty days after the end of each of the first two fiscal months of each fiscal quarter of the Borrower (commencing with the fiscal month ending February 29, 2016), a balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal month, and the related statements of income or operations and cash flows (with respect to cash flows, commencing with the fiscal month ending April 30, 2016)  (in each case, both for each business segment and on a consolidated basis) for such fiscal month and for the portion of the Borrower’s fiscal quarter and fiscal year then ended, setting forth in comparative form, as applicable under GAAP, the figures for the corresponding fiscal month of the previous fiscal year and the corresponding portion of the previous fiscal quarter and fiscal year, all in reasonable detail and certified by the chief executive officer, chief financial officer, chief operating officer, treasurer, chief accounting officer or controller of the Borrower as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal quarterly adjustments and year-end audit adjustments and the absence of footnotes.

2.19 Sections 6.02(f) and (g) of the Credit Agreement are hereby amended and restated in their entirety as follows:

(f)as soon as available and, in any event, within 45 days after the end of each calendar month, (i) a summary of all of the Borrower’s accounts receivable, including the aging and reconciliation of such accounts receivable and an indication of which such accounts arise under contracts in which performance is backed by a bond, guaranty or other undertaking by a surety and (ii) a summary of all of the Borrower’s accounts payable, including the aging of such accounts payable, in each case, in form and scope reasonably satisfactory to the Administrative Agent;

(g)as soon as available and, in any event, within 45 days after the end of each calendar month, a monthly WIP report with respect to such month that has been prepared in the Borrower’s ordinary course of business, in form and scope reasonably acceptable to the Administrative Agent, containing the following information: (i) each construction contract (other than construction contracts that as of the end of the most recent fiscal year end of the Borrower, full performance has been rendered and all payments due thereunder received) and data regarding such contract’s status such as contract amount, projected cost, gross profit, percentage complete, earned revenue, earned cost, and other balance sheet, backlog, project to date, current year, current quarter, current month information, as well as completion date, certified as to consistency, accuracy and reasonableness of estimates by the treasurer or the chief accounting officer of the Borrower, and (ii) all active Joint Ventures and partnerships (which, in the case of any construction Joint Venture, need not be listed until after a construction contract for such Joint Venture shall have been accepted) and identifying of any increase in an interest in a Joint Venture or partnership;

2.20 Section 6.02 of the Credit Agreement is hereby amended to (a) delete the word “and” appearing at the end of clause (j) thereof, (b) renumber clause (k) thereof as clause (l) and (c) insert immediately following clause (j) the following new clause (k):

(k)on or prior to the third Business Day of each calendar week until the Compliance Date, (i) an updated thirteen (13) week cash flow forecast setting forth all projected cash receipts and disbursements (by line item) of the Borrower and its Subsidiaries (both for each business unit and on a consolidated basis) on a weekly basis for the thirteen (13) week period commencing with the following calendar week, (ii) a report setting forth actual cash receipts and disbursements (by line item) of the Borrower and its Subsidiaries (both for each business unit and on a consolidated basis) for the preceding calendar week, together with a comparison of such amounts to the most recent cash flow forecast delivered by the Borrower and a narrative explanation of any material variances and (iii) a report setting forth (A) Consolidated Liquidity and Consolidated Available Cash as of the end of the preceding calendar week and (B) cash collections received on Specified Cash Collections during the preceding calendar week and the current fiscal quarter (with a comparison to Specified Cash Collections projected for such calendar quarter), in each case, in form and scope reasonably satisfactory to the Administrative Agent; and

2.21 Section 6.10(b) of the Credit Agreement is hereby amended and restated as follows:

(b)If requested by the Administrative Agent in its sole discretion, permit the Administrative Agent, and its representatives, upon reasonable advance notice to the Borrower, to conduct audits or appraisals of the Collateral; provided, that, unless an Event of Default has occurred and is continuing, no more than one audit and one appraisal per calendar year shall be at the expense of the Borrower.

2.22 Section 6.14 of the Credit Agreement is hereby amended and restated as follows:

6.14Pledged Property.  (a) Other than Excluded Property, cause (or, in the case of leased real property, use commercially reasonable efforts to cause) all real and personal property at any time owned by each Loan Party to be subject at all times to first priority, perfected and, in the case of any such real property, title insured Liens in favor of the Administrative Agent to secure the Obligations pursuant to the terms and conditions of the Collateral Documents, subject in any case to Permitted Liens, and deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate Uniform Commercial Code financing statements, certificates of title, security agreements, mortgages, real estate title insurance policies, surveys, environmental reports, standard “life of loan” flood hazard determinations, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the enforceability of the mortgages), and (b) use commercially reasonable efforts to deliver landlord’s waivers and collateral access agreements for any Material Leased Premises, all, in the case of either clause (a) or (b), in form, content and scope reasonably satisfactory to the Administrative Agent and, in the case of both clause (a) or (b), within 90 days (or, in the case of any mortgage on any real property and any documentation related thereto, 180 days) after request by the Administrative Agent (or such later date as the Administrative Agent shall agree).

2.23 Article VI of the Credit Agreement is hereby amended to insert at the end thereof the following new Section 6.15:

6.15Access and Cooperation. (a) Promptly provide the Administrative Agent and its professionals and advisors (i) access to the property and business locations, books and records and management the Borrower and its Subsidiaries and (ii) such information as the Administrative Agent or its professionals and advisors shall reasonably request.

(b)Cooperate fully with the Administrative Agent and its professionals and advisors and provide assistance with any and all diligence the Administrative Agent or its professionals and advisors may reasonably require.

(c)On a weekly basis until the Compliance Date, upon the request of the Administrative Agent, cause the senior management of the Borrower to hold a conference call with the Administrative Agent and its professionals and advisors regarding the weekly cash flow forecast and the related variance report.

2.24 Section 7.01(g) of the Credit Agreement is hereby amended and restated as follows:

(g)(i) Liens, encumbrances and other matters reasonably acceptable to the Administrative Agent disclosed on the title policies delivered to the Administrative Agent pursuant to Section 6.14; and (ii) encumbrances consisting of easements, rights of way, zoning restrictions, restrictions on the use of real estate, minor defects or irregularities of title and similar encumbrances affecting real property which are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

2.25 Section 7.02(d)(iv) of the Credit Agreement is hereby amended to delete therefrom the figure “$15,000,000” and insert therefor the following figure: “$50,000,000”.
2.26 Section 7.02(i)(i) of the Credit Agreement is hereby amended to delete therefrom the figure “$15,000,000” and insert therefor the following figure: “$50,000,000”.
2.27 Section 7.03(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(p)[Reserved]; and

2.28 Section 7.09 of the Credit Agreement is hereby amended to delete therefrom the phrase “Mt. Wayte Realty and”.
2.29 Section 7.11(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(a)Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
March 31, 2016	4.25 to 1.00
June 30, 2016 through September 30, 2016	4.00 to 1.00
December 31, 2016 through March 31, 2017	3.25 to 1.00
June 30, 2017 through March 31, 2018	3.00 to 1.00

2.30 Section 7.11 of the Credit Agreement is hereby amended to insert at the end thereof the following new clauses (c), (d) and (e):

(c)Consolidated Liquidity.  Permit Consolidated Liquidity as of the last Business Day of any calendar week to be less than $40,000,000.

(d)Specified Cash Collections.  With respect to any fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2016, permit the aggregate cumulative cash collections received by the Borrower and its Subsidiaries on the Specified Cash Collections during the period from March 1, 2016 through the date of delivery of the Compliance Certificate with respect to such fiscal quarter in accordance with Section 6.02(b) to be less than 80% of the Cumulative Specified Cash Collections with respect to such fiscal quarter.

(e)Consolidated Available Cash.  At any time any Revolving Credit Loans or Swing Line Loans are outstanding, permit Consolidated Available Cash to exceed $30,000,000 for any period of five (5) consecutive Business Days.

2.31 Section 7.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

7.17Permitted Accounts.  Maintain any deposit, checking, operating, investment or other bank accounts other than (a) the deposit, checking, operating, investment and other bank accounts listed on Schedule 5.22, (b) (i) payroll accounts and (ii) petty cash accounts opened in the ordinary course of business with balances not to exceed $100,000 for each such account and (c) all other deposit, checking, operating, investment and other bank accounts established after the Amendment Effective Date; provided, that, within one hundred twenty (120) days of the First Amendment Date (or such later date as the Administrative Agent shall agree) (in the case of any account existing as of the First Amendment Date) or within sixty (60) days of the opening of such account (or such later date as the Administrative Agent shall agree) and prior to the deposit of any funds therein in excess of $10,000 (in the case of any account opened after the First Amendment Date) (or such later date as the Administrative Agent shall agree) and at all times thereafter, each Loan Party shall cause each account of the Loan Parties described in the foregoing clauses (a) and (c) to be subject to a Control Agreement in form and substance reasonably acceptable to the Administrative Agent.

2.32 Section 8.01(b) of the Credit Agreement is hereby amended to delete therefrom the phrase “or 6.14” and insert therefor the following phrase: “6.14 or 6.15”.
2.33 Section 11.04(e) of the Credit Agreement is hereby amended to delete therefrom the phrase “ten Business Days” and insert therefor the following phrase: “five Business Days”.
2.34 Article XI of the Credit Agreement is hereby amended to insert at the thereof the following new Section 11.20:

11.20Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability  in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

2.35 Schedule 1.01 to the Credit Agreement is hereby deleted and replaced with Exhibit B.
2.36 Exhibit D to the Credit Agreement is hereby deleted and replaced with Exhibit C hereto.

2.37 From and after the Effective Date until the Compliance Date, notwithstanding anything to the contrary set forth in the Credit Agreement, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans.

section 3. SECURITY AGREEMENT AMENDMENT. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Security Agreement is hereby amended as follows:

3.1 Section 1 of the Security Agreement is hereby amended to delete therefrom the following sentence: “Notwithstanding the foregoing, the Collateral shall not include any equity interests held by Pledgor in any Subsidiary or Joint Venture of Pledgor.”

3.2 Section 8 of the Security Agreement is hereby amended to insert at the end thereof the following new clause (m):

(m)With respect to the grants of security interests hereunder, each Pledgor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (and hereby ratifies the filing of all financing statements previously filed by the Administrative Agent relative to the Collateral); and to make all relevant filings with the United States Patent and Trademark Office and the United States Copyright Office. Each Pledgor hereby authorizes the Administrative Agent to file financing statements (and hereby ratifies the filing of all financing statements previously filed by the Administrative Agent) describing as the collateral covered thereby “all assets”, “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Agreement.

section 4. CONDITIONS. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon:

(a) receipt by the Administrative Agent of duly executed counterparts to this Amendment from the Borrower, the Guarantors, the Administrative Agent, the L/C Issuer and the Required Lenders;

(b)(i) a consent fee shall have been received by the Administrative Agent for the account of each Lender executing this Amendment by 5:00 p.m. (Los Angeles, California time) on February 29, 2016 equal to (A) 1.00% multiplied by (B) the sum of such Lender’s Revolving Credit Commitment and the Outstanding Amount of such Lender’s Term Loans, in each case as determined immediately prior to the effective date of this Amendment and (ii) all other fees and expenses payable to the Administrative Agent and the Lenders shall have been paid in full; and

(c)receipt by the Administrative Agent of each of the documents and certificates set forth on Exhibit A hereto, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

section 5. REPRESENTATION AND WARRANTIES; COVENANTS.
5.1 Enforceability. Each Loan Party hereby represents and warrants that each of this Amendment and the Credit Agreement and the Security Agreement as amended hereby is the legal, 13 valid and binding obligation of such Loan Party and is enforceable against such Loan Party in accordance with its terms.

5.2 Authorization; No Conflicts.  Each Loan Party hereby represents and warrants that its execution and delivery of this Amendment and performance of this Amendment and the Credit Agreement and the Security Agreement as amended hereby (i) have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party and are within such Loan Party’s power and authority, (ii) do not (A) contravene the terms of such Loan Party’s Organization Documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (c) violate any Law.

5.3 No Default; Representations and Warranties in Loan Documents.  Each Loan Party hereby represents and warrants that, after giving effect to Sections 1,  2 and 3 hereof, (i) no Default has occurred and is continuing and (ii) all of the representations and warranties of such Loan Party contained in each Loan Document to which it is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 5.3, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.  The financial forecast of the Borrower and its Subsidiaries delivered to the Administrative Agent in connection with this Amendment were prepared in good faith based on assumptions believed to be reasonable at the time.

5.4 Real Property. Set forth on Schedule I hereto is a list of all real property located in the United States that is owned or leased by the Loan Parties as of the Effective Date.

5.5 Joinder.  On or prior to the date thirty (30) days after the date hereof (or such later date as the Administrative Agent shall agree), the Borrower shall cause Mt. Wayte Realty, LLC, a Massachusetts limited liability company, to become a Guarantor and comply with Sections 6.12(b) and (c) of the Credit Agreement in connection therewith.

section 6. RATIFICATION AND RELEASE.

6.1 Ratification.  Each Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, the L/C Issuer or the Lenders, as the case may be, under each Loan Document to which it is a party, (b) agrees and acknowledges that the liens in favor of the Administrative Agent, the L/C Issuer or the Lenders under each Loan Document to which it is a party constitute valid, binding, enforceable and perfected first priority liens and security interests and are not subject to avoidance, disallowance or subordination pursuant to any requirement of Law, (c) agrees and acknowledges the Obligations constitute legal, valid and binding obligations of the Loan Parties and that (x) no offsets, defenses or counterclaims to the Obligations or any other causes of action with respect to the Obligations or the Loan Documents exist and (y) no portion of the Obligations is subject to avoidance, disallowance, reduction or subordination pursuant to any requirement of Law, (d) acknowledges and agrees that as of February 25, 2016, (i) the Outstanding Amount of the Revolving Credit Loans was $229,000,000.00, (ii) the Outstanding Amount of the Swing Line Loans was $0, (iii) the Outstanding Amount of the L/C Obligations was $150,000.00 and (iv) the Outstanding Amount of the Term Loans was $223,750,000.00, (e) agrees that such ratification and reaffirmation is not a condition to the continued effectiveness of the Loan Documents, and (f) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, the L/C Issuer’s nor any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from each party to the Credit Agreement with respect to any subsequent modifications, consent or waiver with respect to the Credit Agreement or other Loan Documents.  This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

6.2 Release; Covenant Not to Sue; Acknowledgement.  (a)  Each Loan Party hereby absolutely and unconditionally releases and forever discharges the Administrative Agent, the L/C Issuer, the Swing Line Lender, each Lender and each of their respective Related Parties (each a “Released Party”) from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Loan Party has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the Effective Date arising out of or in connection with the Obligations, the Credit Agreement, this Amendment or any other Loan Document and/or the transactions contemplated hereby or thereby, whether such claims, demands and causes of action are matured or unmatured or known or unknown.  It is the intention of each Loan Party in providing this release that the same shall be effective as a bar to each and every claim, demand and cause of action specified.  Each Loan Party acknowledges that it may hereafter discover facts different from or in addition to those now known or believed to be true with respect to such claims, demands, or causes of action and agrees that this instrument shall be and remain effective in all respects notwithstanding any such differences or additional facts.  Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b)Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Loan Party pursuant to the above release.  If any Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by such Released Party as a result of such violation.

(c)Each Loan Party represents and warrants that, to its knowledge, there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs,

or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any Loan Party may have or claim to have against any Released Party arising with respect to the Obligations, the Credit Agreement, this Amendment or any other Loan Document and/or the transactions contemplated hereby or thereby.

(d)Notwithstanding anything to the contrary in this Section 6.2 and otherwise in this Amendment, the parties acknowledge and expressly agree that the release, covenant not to sue, and other related promises set forth in this Section 6.2 do not extend to and are specifically excluded from the lawsuit filed by the Borrower, entitled Tutor Perini Corporation v. Banc of America Securities LLC, now known as Merrill Lynch, Pierce, Fenner & Smith Inc., successor by merger, and  Bank of America, N.A., filed in the United States District Court, in the State of Massachusetts, Civil Action No. 11-10895-NMG (the “ARS Litigation”).  For avoidance of doubt, the provisions in this Section 6.2 and otherwise in this Amendment do not affect the rights of the Borrower to continue to pursue the ARS Litigation in its sole discretion and to receive and retain the proceeds from any settlement or judgment that may result from the ARS Litigation.

(e)Each of the Loan Parties has been advised by counsel with respect to the release contained in this Section 6.2.  Upon advice of such counsel, each of the Loan Parties hereby waives and relinquishes all of the rights and benefits each Loan Party has, or may have, with respect to the claims released under Section 1542 of the California Civil Code or any other similar statute.  Section 1542 states as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

section 7. MISCELLANEOUS.
7.1 Effect.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby and each reference in the other Loan Documents to the Credit Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

(b) Upon the effectiveness of this Amendment, each reference in the Security Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Security Agreement as modified hereby and each reference in the other Loan Documents to the Security Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Security Agreement as modified hereby.

(c) Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (i) limit, impair, constitute an amendment, forbearance or waiver by, or otherwise affect any right, power or remedy of, the Administrative

Agent, the L/C Issuer or any Lender under the Credit Agreement, the Security Agreement or any other Loan Document or waive, affect or diminish any right of the Administrative Agent, the L/C Issuer or any Lender to demand strict compliance and performance therewith, (ii) constitute a waiver of, or forbearance with respect to, any Default, whether known or unknown or (iii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Security Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

7.2 Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.3 Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.  This Amendment may also be executed by facsimile or electronic transmission and each facsimile or electronic transmission signature hereto shall be deemed for all purposes to be an original signatory page.

7.4 GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS.

7.5 Section Titles.  The Section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

7.6 Reimbursement of Administrative Agent’s Expenses.   Without limiting any of the Borrower’s obligations under Section 11.04(a) of the Credit Agreement, the Borrower shall reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred by it or any of its Related Parties in connection with the preparation, negotiation and execution of this Amendment or any document, instrument, agreement delivered pursuant to this Amendment and all other costs and expenses of the Administrative Agent described in Section 11.04(a) of the Credit Agreement.

The Borrower acknowledges that it is obligated pursuant to Section 11.04(a) of the Credit Agreement to reimburse the Administrative Agent, not later than five Business Days after demand therefor, for all out-of-pocket expenses incurred by the Administrative Agent from time to time in connection with ongoing monitoring of the Loan Parties and their operations, including any financial advisor engaged by the Administrative Agent or its counsel.

7.7 Entire Agreement.  This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings or agreements.

7.8 FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

WITNESS the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment as of the date first written above.

BORROWER:

TUTOR PERINI CORPORATION,

a Massachusetts corporation

By:/s/ John D. Barrett

Name:John D. Barrett

Title:Executive Vice President,

Corporate Secretary and Treasurer

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

GUARANTORS:

AIRTECH SYSTEMS INC.,

  a Delaware corporation

ANDERSON COMPANIES, INC.,

a Delaware corporation

BECHO, INC.,

a Utah corporation

BRICE BUILDING COMPANY, LLC,

a Delaware limited liability company

DANIEL J. KEATING CONSTRUCTION COMPANY, LLC,

  a Delaware limited liability company

FIVE STAR ELECTRIC CORP.,

a New York corporation

GREENSTAR SERVICES CORPORATION,

a Delaware corporation

HARRELL CONTRACTING GROUP, LLC,

a Mississippi limited liability company

INTERNATIONAL CONSTRUCTION MANAGEMENT SERVICES, INC.,

a Delaware corporation

KEATING PROJECT DEVELOPMENT, INC.,

a Pennsylvania corporation

LUNDA CONSTRUCTION COMPANY,

a Wisconsin corporation

NAGELBUSH MECHANICAL, INC.,

a Florida corporation

PERCON CONSTRUCTORS, INC.,

a Delaware corporation

R. E. DAILEY AND CO.,

a Michigan corporation

RA PROPERTIES, LLC,

a Mississippi limited liability company

RUDOLPH AND SLETTEN, INC.,

a California corporation

TUTOR PERINI BUILDING CORP.,

an Arizona corporation

WDF/NAGELBUSH HOLDING CORP.,

a Delaware corporation

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Secretary and Treasurer

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

BLACK CONSTRUCTION INVESTMENTS, INC.,

a Nevada corporation

BOW EQUIPMENT LEASING COMPANY, INC.,

a New Hampshire corporation

CHERRY HILL CONSTRUCTION, INC.,

a Maryland corporation

DESERT MECHANICAL, INC.,

a Nevada corporation

E. E. BLACK, LIMITED,

a Hawaii corporation

FEDERATED FIRE PROTECTION SYSTEMS CORP.,

a New York corporation

G. W. MURPHY CONSTRUCTION COMPANY, INC.,

a Hawaii corporation

JOHNSON WESTERN CONSTRUCTORS, INC.,

a California corporation

JOHNSON WESTERN GUNITE COMPANY,

a California corporation

ROY ANDERSON CORP,

a Mississippi corporation

SUPERIOR GUNITE,

a California corporation

SUPERIOR GUNITE LLC,

a Delaware limited liability company

TUTOR HOLDINGS, LLC,

a Delaware limited liability company

TUTOR MICRONESIA CONSTRUCTION, LLC,

a Delaware limited liability company

TUTOR PACIFIC CONSTRUCTION, LLC,

  a Delaware limited liability company

TUTOR PACIFIC, INC.,

a Hawaii corporation

VALLEY CONCRETE & FRAMING, INC.,

a California corporation

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Vice President, Secretary and Treasurer

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

FISK ACQUISITION, INC.,

a Delaware corporation

TUTOR PERINI MERGER COMPANY,

a Delaware corporation

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Executive Vice President,

Secretary and Treasurer

FISK ELECTRIC COMPANY,

a Texas corporation

FISK INTERNATIONAL, LTD.,

a Delaware corporation

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Senior Vice President,

Secretary and Treasurer

PERINI MANAGEMENT SERVICES, INC.,

a Massachusetts corporation

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Corporate Secretary and Treasurer

TPC AGGREGATES, LLC,

a Nevada limited liability company

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Vice President, Chief Financial Officer

and Assistant Secretary

TUTOR-SALIBA CORPORATION,

a California corporation

TUTOR-SALIBA LLC,

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Senior Vice President, Chief Financial

Officer, Treasurer and Secretary

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

FRONTIER-KEMPER CONSTRUCTORS, INC.,

an Indiana corporation

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Vice-President and Secretary-Treasurer

JAMES A. CUMMINGS, INC.,

a Florida corporation

By:/s/ William B. Sparks

Name:William B. Sparks

Title:Vice President and Treasurer

FK MANAGEMENT SERVICES, INC.,

an Indiana corporation

FKC, LLC,

an Indiana limited liability company

By:/s/ W. David Rogstad

Name:W. David Rogstad

Title:President and Chief Executive Officer

WDF INC.,

a New York corporation

By:/s/ Lawrence Roman

Name:Lawrence Roman

Title:President and Chief Executive Officer

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Carol Clements
Name: Carol M. Clements
Title: Senior Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Carol M. Clements
Name: Carol M. Clements
Title: Senior Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

SUNTRUST BANK as a Lender

By:	/s/ Min Park
Name: Min Park
Title: Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

COMPASS BANK as a Lender

By:	/s/ James Ligman
Name: James Ligman
Title: SVP

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

Santander Bank, N.A. as a Lender

By:	/s/ Paul Black
Name: Paul Black
Title: Senior Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

U.S. Bank National Association as a Lender

By:	/s/ Jeff Benedix
Name: Jeff Benedix
Title: Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

Comerica Bank as a Lender

By:	/s/ Eric Choudhury
Name: Eric Choudhury
Title: Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

Fifth Third Bank as a Lender

By:	/s/ Aimee Nelson
Name: Aimee Nelson
Title: Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

MUFG Union Bank, N.A. f/k/a Union Bank, N.A. as a Lender

By:	/s/ Lauren Hom
Name: Lauren Hom
Title: Director

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA as a Lender

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

Citizens Bank, N.A. as a Lender

By:	/s André A. Nazareth
Name: André A. Nazareth
Title: Senior Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

FIRST HAWAIIAN BANK as a Lender

By:	/s/ Darlene Blakeney
Name: Darlene Blakeney
Title: Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

MANUFACTURERS BANK, as a Lender

By:	/s/ Sandy Lee
Name: Sandy Lee
Title: Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

Branch Banking & Trust Company as a Lender

By:	/s/ Kelley Rumps
Name: Kelley Rumps
Title: Senior Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

AMERICAN SAVINGS BANK, F.S.B., as a Lender

By:	/s/ Rian DuBach
Name: Rian DuBach
Title: First Vice President

Signature Page to
Waiver and Amendment No. 1 to
Sixth Amended and Restated Credit Agreement

EXHIBIT A

List of Closing Documents

1.Waiver and Amendment No. 1

2.Officer’s Certificate of Borrower

a.Certified Articles of Incorporation of Borrower

b.Bylaws of Borrower

c.Borrower Board Resolutions

d.Incumbency of Borrower

e.Guarantor Board Resolutions

3.Good Standing Certificate of Borrower

4.Opinion of Counsel to Borrower

5.Perfection Certificate

EXHIBIT B

Amended Schedule 1.01

Excluded Property

1.  Warehouse/Office Harmon Industrial Park, Barrigada, Mariana Islands, Guam 96921

2.  2000 Boeing 737 700 S/N 30772 owned by Tutor-Saliba Corporation

EXHIBIT C

Amended Exhibit D

See attached.

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ________, ___

To:Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Sixth Amended and Restated Credit Agreement dated as of June 5, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”), among Tutor Perini Corporation, a Massachusetts corporation (the “Borrower”), certain Subsidiaries of the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.  Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.Attached hereto are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date (the “Subject Period”), together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.Attached hereto are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date the (“Subject Period”).  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year‑end audit adjustments and the absence of footnotes.

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3.A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

Form of Compliance Certificate

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (ii) for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered, and (iii) as otherwise described on Schedule II attached hereto.

5.The financial covenant analyses and information set forth on Schedule I attached hereto are true and accurate on and as of the date of this Compliance Certificate.

6. [Accompanying this Compliance Certificate are updates to Schedules 5.13,  5.17,  5.20(a),  5.20(b) and 5.20(c).]

--or--

[There are no required updates to Schedules 5.13,  5.17,  5.20(a),  5.20(b) and 5.20(c) at this time.]

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of _________________, _____.

TUTOR PERINI CORPORATION

By:

Name:

Title:

Form of Compliance Certificate

SCHEDULE I

to the Compliance Certificate
($ in 000’s)

I.Section 7.11(a) – Consolidated Leverage Ratio.

A.Consolidated Funded Indebtedness at Financial Statement Date [Sum
of following (i) – (vii)]
$

(i)	obligations for borrowed money, and all obligations evidenced by bonds (other than surety bonds), debentures, notes, loan agreements or other similar instruments$

(ii)	purchase money Indebtedness$

(iii)	all obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, and similar instruments (but excluding Performance Letters of Credit)$

(iv)	all obligations in respect of the deferred purchase price of property or services (other than accounts payable in the ordinary course of business) $

(v)	all Attributable Indebtedness$

(vi)	all Guarantees with respect to Indebtedness of the types specified in (i) through (v) above of another Person $

(vii)

all recourse Indebtedness of the types referred to
above of any Joint Venture (except
joint ventures that are LLCs or corporations) in which
Borrower or a Subsidiary is a general partner or
joint venturer $

B.Consolidated EBITDA for four quarters ending at Financial Statement Date
[Sum of Lines (i) - (ix) minus Line (x)]$

(i)Consolidated Net Income$______

(ii)Consolidated Interest Charges$______

(iii)Provision for Income Taxes$______

(iv)Depreciation expenses$______

(v)Amortization expenses$______

Form of Compliance Certificate

(vi)Stock-based compensation expenses $

(vii)Non-cash losses incurred during fiscal quarter

ended 9/30/15 from construction of

Brightwater Conveyance System and tunnel

sections of Washington State (not to

exceed $23,900,000)$

(viii)Amendment Fees and Expenses(Sum of Lines

(1) and (2) below)$

(1)   Fees, costs and expenses paid

in cash during the fiscal year

ended 12/31/16 in connection with

the First Amendment (not to exceed

$9,000,000)$

(2)   Fees paid to the Lenders on the

Amendment Effective Date (not to

exceed $3,700,000)$

(ix)Total non-cash goodwill and intangible asset

impairment charges$_____

(x)minus non-cash gains (other than accrual of revenue

in ordinary course)$_____

C.Consolidated Leverage Ratio [(Line I.A ÷ Consolidated EBITDA

as calculated under the above B)] _____ to 1

Maximum permitted

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
March 31, 2016	4.25 to 1.00
June 30, 2016 through September 30, 2016	4.00 to 1.00
December 31, 2016 through March 31, 2017	3.25 to 1.00
June 30, 2017 through March 31, 2018	3.00 to 1.00

II.Section 7.11(b) – Consolidated Fixed Charge Coverage Ratio.

A.Consolidated Adjusted EBITDA for Subject Period
[Line (i)  minus sum of Lines (ii), (iii) and (iv)] $

(i)	Consolidated EBITDA (From Line I.B)$

Form of Compliance Certificate

(ii)	Consolidated Maintenance Capital Expenditure for Subject Period paid in cash$

(iii)	Restricted Payments during Subject Period paid in cash (other than pursuant to 7.06(a) and (b))$

(iv)	Income Taxes paid in cash$

B.Consolidated Fixed Charges [sum of Lines (i) and (ii) below]$

(i)Cash portion of Consolidated Interest Charges

during Subject Period (excluding any

Amendment Fees and Expenses)$

(ii)Consolidated Scheduled Funded Debt Payments

during Subject Period$

C.Consolidated Fixed Charge Coverage Ratio [(Line II.A. ÷
Line II.B)]
_____ to 1

Minimum required1.25 to 1

III.Section 7.11(c) – Consolidated Liquidity Minimum Requirement

A.Consolidated Available Cash as of end of last full week

of Subject Period$

B.Aggregate unused Revolving Credit Commitments as of end

of last full week of Subject Period$

C.Consolidated Liquidity [(Line III.A. + Line III.B)]$

Minimum required$40,000,000

IV.Section 7.11(d) – Specified Cash Collections Minimum Requirement

A.Aggregate cumulative cash collections received on

Specified Cash Collections from

March 1, 2016 through date hereof$

B.Cumulative Specified Cash Collections for Subject Period $

C.Specified Cash Collections Percentage

[(Line IV.A ÷ Line IV.B)]    %

Minimum required80%

V.Section 7.11(e) –Consolidated Available Cash

A.Consolidated Available Cash (From Line III.A)$

Form of Compliance Certificate

Maximum Permitted$30,000,000

VI.Section 2.05(b)(ii)(B) – Mandatory Payment

A.Aggregate cash collections received on

Specified Cash Collections during period from

[July 1, 2016] [the preceding Compliance

Certificate] through the date hereof$

B.Projected Specified Cash Collections for the Subject Period $

C.Percentage of projected Specified Cash Collections received

(Line VI.A ÷ Line VI.B)    %

D.Amount of prepayment due with respect to

the Subject Period (If Line VI.C > 50%, then

prepayment is required in amount equal to

25% of Line VI.B)$

Form of Compliance Certificate

SCHEDULE II

Form of Compliance Certificate

SCHEDULE I

Real Property

See attached.

I-1

SCHEDULE I

LOCATIONS OF OWNED AND LEASED PROPERTY

Business Unit	Street Address	City	State	Zip Code	Owned/ Leased
Anderson Companies, Inc.	1899 Beach Blvd	Biloxi	MS	39532	Owned
Anderson Companies, Inc.	11400 Reichold Road	Gulfport	MS	39503	Owned
Anderson Companies, Inc.	368 Highland Colony Parkway	Ridgeland	MS	39236	Leased
Anderson Companies, Inc.	3500 N Causeway Blvd Ste 350	Metairie	LA	70001	Leased
Cherry Hill Construction, Inc.	630 Churchmans Road Suite 1&4	Newark	DE	19702	Leased
Cherry Hill Construction, Inc.	7053 Brookdale Drive	Elkridge	MD	21075	Owned
Cherry Hill Construction, Inc.	8211 Washington Boulevard	Jessup	MD	20794	Owned
Cherry Hill Construction, Inc.	8219 Washington Boulevard	Jessup	MD	20794	Owned
Cherry Hill Construction, Inc.	8221 Washington Boulevard	Jessup	MD	20794	Owned
Cherry Hill Construction, Inc.	8225 Washington Boulevard	Jessup	MD	20794	Owned
Cherry Hill Construction, Inc.	8227 Washington Boulevard	Jessup	MD	20794	Owned
Cherry Hill Construction, Inc.	4710 Auth Place Suite 620	Suitland	MD	20746	Leased
Cherry Hill Construction, Inc.	Suite 201 5360 Robin Hood Road	Norfolk	VA	23513	Leased
Cherry Hill Construction, Inc.	7830 Backlick Road, Suite 200	Springfield	VA	22150	Leased
Cherry Hill Construction, Inc.	5321 Brook Way Apt#1	Columbia	MD	21044	Leased
Desert Mechanical, Inc.	15870 Olden Street	Sylmar	CA	91342	Leased
Desert Mechanical, Inc.	2955 N. Green Valley Pkwy	Henderson	NV	89014	Leased
Desert Mechanical, Inc.	4475 West Quail Ave	Las Vegas	NV	89118	Sub - Leased
Federated Fire Protection Systems Corp.	255 West 36th St., Suite 1002	New York	NY	10018	Leased
Fisk Electric Company	751 13th St, Building 264, Treasure Island	San Francisco	CA	94130	Leased
Fisk Electric Company	15870 Olden Street	Sylmar	CA	91342	Leased
Fisk Electric Company	10125 NW 116 Way Ste 14	Medley	FL	33178	Leased
Fisk Electric Company	181 James Drive West	St Rose	LA	70087	Owned
Fisk Electric Company	6283 S. Valley View Blvd.	Las Vegas	NV	89118	Leased
Fisk Electric Company	2013 Centimeter Circle	Austin	TX	78758	Leased
Fisk Electric Company	1617 W Crosby Road Ste 120	Carrollton	TX	75006	Leased
Fisk Electric Company	10855 Westview Circle Drive	Houston	TX	77043	Owned
Fisk Electric Company	8964 Broadway Street	San Antonio	TX	78217	Owned
Five Star Electric Corp.	60 Broad St	New York	NY	10004	Leased
Five Star Electric Corp.	143-17 Archer Avenue aka 91-24 144 Place	Jamaica	NY	11435	Leased
Five Star Electric Corp.	37-50 Railroad Ave	Long Island City	NY	11101	Leased
Five Star Electric Corp.	45-18 Court Sq	Long Island City	NY	11101	Leased
Five Star Electric Corp.	2 Rector Street	New York	NY	10006	Leased
Five Star Electric Corp.	350 West 31st Street	New York	NY	10018	Leased
Five Star Electric Corp.	90 West Street	New York	NY	10006	Leased
Five Star Electric Corp.	101-32 101st Street	Ozone Park	NY	11416	Leased

Five Star Electric Corp.	80-02 Kew Gardens Road	Queens	NY	11416	Leased
Five Star Electric Corp.	103-15 101st Street	Ozone Park	NY	11416	Leased
Five Star Electric Corp.	144-08 91st Avenue	Jamaica	NY	11435	Leased
Frontier-Kemper	1180 Diamond Avenue	Evansville	IN	47711	Leased
Frontier-Kemper	1501-A Allens Lane	Evansville	IN	47710	Leased
Frontier-Kemper	1617 Allen Road	Evansville	IN	47710	Owned
Frontier-Kemper	1695 Allen Road	Evansville	IN	47710	Owned
Frontier-Kemper	15900 Olden Street	Sylmar	CA	91342	Rent Expense Leased
Frontier-Kemper	1000 Main Street	New Rochelle	NY	10801	Rent Expense Leased
James A. Cummings, Inc.	5337 Milenia Lakes Blvd	Orlando	FL	32839	Leased
Johnson Western	930 Doolittle Drive	San Leandro	CA	94577	Leased
Johnson Western	940 Doolittle Drive	San Leandro	CA	94577	Leased
Johnson Western	2020 East Minor	Stockton	CA	95205
Johnson Western	833 South Director	Seattle	WA	98108	Leased
Lunda Construction	15601 Clayton Avenue	Rosemount	MN	55068	Owned
Lunda Construction	11516 96th Ave N	Maple Grove	MN	55369	Leased
Lunda Construction	Clayton Avenue	Rosemount	MN	55068	Owned
Lunda Construction	620 Gebhardt Street	Black River Falls	WI	54615	Owned
Lunda Construction	W2332 Crosstown Road	Hilbert	WI	54129	Owned
Lunda Construction	2000 Taylor Street	Little Chute	WI	54129	Owned
Lunda Construction	701 Moasis Drive	Little Chute	WI	54129	Owned
Lunda Construction	W228 N2724 Duplainville Rd	Waukesha,	WI	53186	Owned
Nagelbush Mechanical, Inc.	5101 NW 21St Ave Ste 210	Fort Laudedale	FL	33309	Leased
Nagelbush Mechanical, Inc.	2651 NW 55th Court	Fort Lauderdale	FL	33309	Leased
Rudolph and Sletten	16851 Hale Ave.	Irvine	CA	92606	Owned
Rudolph and Sletten	1600 Seaport Blvd., Ste. 350	Redwood City	CA	94063	Leased
Rudolph and Sletten	1504 Eureka Rd., Ste 200	Roseville	CA	95661	Leased
Rudolph and Sletten	10955 Vista Sorrento Pkwy Pacific Plaza	San Diego	CA	92130	Leased
Rudolph and Sletten	3614 Zephyr Court	Stockton (Archives)	CA	95206	Owned
Rudolph and Sletten	600 B Street	San Diego	CA	92101	Leased
Superior Gunite	12129 Foothill Blvd	Lakeview Terrace	CA	91342	Leased
Superior Gunite	12306 Van Nuys Blvd	Lakeview Terrace	CA	91342	Leased
Superior Gunite	8 Hope Street	Jersey City	NJ	7307	Leased
Tutor Perini Building Corp.	5055 E. Washington St. # 210	Phoenix	Arizona	85034	Leased
Tutor Perini Building Corp.	One East Broward Blvd., Suite 1300	Fort Lauderdale	FL	33301	Leased
Tutor Perini Building Corp.	1645 Yellow Tulip Place	Henderson	Nevada	89012	Owned
Tutor Perini Building Corp.	2955 Green Valley Pkwy	Henderson	Nevada	89014	Owned

Tutor Perini Building Corp.	Apex Parcel 103-10-010-007	Las Vegas	Nevada	89105	Owned
Tutor Perini Building Corp.	360 W. 31st Street Suite 1102	New York	NY	10001	Leased
Tutor Perini Building Corp.	360 W. 31st Street Suite 1104	New York	NY	10001	Leased
Tutor Perini Building Corp.	1600 Arch Street	Philadelphia	PA	19103	Leased
Tutor Perini Building Corp.	130 N. 18th Street	Philadelphia	PA	19103	Leased
Tutor Perini Building Corp.	360 W. 31st Street Suite 301	New York	NY	10001	Leased
Tutor Perini Building Corp.	350 W. 31st Street - 7th & 8th Floor	New York	NY	10001	Leased
Tutor Perini Building Corp.	360 W. 31st Street - Suite 1006 & 1008	New York	NY	10001	Leased
Tutor Perini Building Corp.	30 S 15th Street Suite 1100	Philadelphia	PA	19102	Leased
Tutor Perini Building Corp.	21 S 12th Street Suite 2105	Philadelphia	PA	19107	Leased
Tutor Perini Corporation	A-101 Greenwhich Shore Apts 124 Ritch Avenue	Greenwich	CT	06830	Leased
Tutor Perini Corporation	St. Hwy 73, Winslow Township	Camden	NJ	08009	Owned
Tutor Perini Corporation	521 City Island Avenue	City Island	NY	10464	Leased
Tutor Perini Corporation	29-76 Northern Boulevard	Long Island City	NY	11101	Leased
Tutor Perini Corporation	33-01 38th Avenue	Long Island City	NY	11101	Leased
Tutor Perini Corporation	1000 Main Street	New Rochelle	NY	10801	Owned
Tutor Perini Corporation	15H The Capital @ Chelea - 55 West 26th Street	New York	NY	10010	Leased
Tutor Perini Corporation	360 W 31st Street; Suite 405	New York	NY	10001	Leased
Tutor Perini Corporation	10 Little West Street Apt 18 E	New York	NY	10004	Leased
Tutor Perini Corporation	360 W 31st Street; Suite 1508	New York	NY	10001	Leased
Tutor Perini Corporation	1022 Lower South Street	Peekskill	NY	10566	Owned
Tutor Perini Corporation	62 Sand Lane	Staten Island	NY	10305	Leased
Tutor Perini Corporation	261 City Island Avenue	City Island	NY	10464	Leased
Tutor Perini Corporation	63 Prospect Place Apt 12 A	Hewlett	NY	11557	Leased
Tutor Perini Corporation	65 Prospect Ave Apt 30W	Hewlett	NY	11557	Leased
Tutor Perini Corporation	500W 30th Street Apt 23A (Abington House)	New York	NY	10001	Leased
Tutor Perini Corporation	48 Centre Street	Woodmere	NY	11598	Leased
Tutor Perini Corporation	295 Chelsea Road	Staten Island	NY	10314	Leased
Tutor Perini Corporation	11171 Cherry Avenue	Fontana	CA	92335	Leased
Tutor Perini Corporation	515 John Muir Drive #A321	San Francisco	CA	94132	Leased
Tutor Perini Corporation	55 New Montgomery st, Suite 511	San Francisco	CA	94105	Leased
Tutor Perini Corporation	737 Post St, Apt 1016	San Francisco	CA	94109	Leased
Tutor Perini Corporation	15870 Olden Street	Sylmar	CA	91342	Owned
Tutor Perini Corporation	15900 Olden Street	Sylmar	CA	91342	Owned
Tutor Perini Corporation	15901 Olden Street	Sylmar	CA	91342	Leased
Tutor Perini Corporation	73 Mt. Wayte Avenue	Framingham	MA	01701	Owned
Tutor Perini Corporation	350 West 42nd Street, Unit 54B,	New York	NY	10036	Leased

WDF Inc.	30 N. MacQuesten Pkwy	Mt. Vernon	NY	10550	Leased
WDF Inc.	718 S. Fulton Ave.	Mt. Vernon	NY	10550	Leased
WDF Inc.	150 Broadway Suite 1910	New York	NY	10550	Leased
WDF Inc.	1125 Close Avenue	Bronx	NY	10472	Leased
WDF Inc.	1425 Watson Avenue (Shared Space w/ WDF Federated Fire)	Bronx	NY	10472	Leased
WDF Inc.	1435 Watson Avenue	Bronx	NY	10472	Leased
WDF Inc.	500 West 30th Street	New York	NY	10001	Leased
WDF Inc. DBA WDF Federated Fire Protection	1425 Watson Avenue	Bronx	NY	10472	Leased